UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vasagatan 11, 7th Floor, SE-111 20

Box 70381,

SE-107 24, Stockholm, Sweden

(Address of principal executive offices, including zip code)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD disclosure.

On May 14, 2013, Autoliv, Inc. (the “Company”) will conduct a conference call and make a webcast presentation at its Capital Markets Day conference being held by the Company for financial analysts and institutional investors. Interested parties are invited to listen to the event via a live internet broadcast on the Company’s website at www.autoliv.com beginning at 9:00 a.m. CET. A copy of the press release issued in connection with Capital Markets Day is furnished herewith as Exhibit 99.1 and incorporated herein by reference. The slide presentation to be used during the Capital Markets Day webcast is also furnished herewith as Exhibit 99.2 and incorporated herein by this reference. All information contained in Exhibit 99.2 is presented as of the date referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

The press release and presentation contain certain references to financial measures identified as “organic sales,” “operating working capital,” “interest coverage ratio,” “leverage ratio,” “tax rates excluding discrete items,” and “free cash flow” all of which are adjustments from comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP and management believes that these financial presentations provide useful supplemental information which is important to a proper understanding by investors of the Company’s core business results. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. For an explanation of the reasons for which management uses these figures, see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with SEC on February 22, 2013. Reconciliations of these non-GAAP measures to the directly comparable GAAP measures are provided in the slide presentation or in the Company’s Annual Reports.

Item 8.01 Other Events

On May 14, 2013, the Company also issued a press release introducing a new active safety system. The new active safety system is a Stereo Vision System (SVS) that will help vehicle manufacturers meet the new EuroNCAP test criteria for Autonomous Emergency Braking (AEB), Intelligent Speed Assist (ISA) and Pedestrian Protection. A copy of this press release is filed as Exhibit 99.3 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1     Press Release of Autoliv, Inc. dated May 14, 2013.

99.2     Slide presentation to be made at Capital Markets Day on May 14, 2013.

99.3     Press Release of Autoliv, Inc. dated May 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2013

AUTOLIV, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Group Vice President – Legal Affairs General Counsel and Secretary